UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2020

P.A.M. TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2020, Daniel H. Cushman, President and Chief Executive Officer of P.A.M. Transportation Services, Inc. (the “Company”), notified the Company that he intends to retire as President and CEO of the Company effective May 1, 2020. In addition, Mr. Cushman retired as a director of the Company as of the Company’s Annual Meeting of Stockholders on April 29, 2020. Mr. Cushman will remain in an advisory role with the Company until July 31, 2020. The Company wishes to express its deep gratitude to Mr. Cushman for his dedicated leadership and vision during his eleven years as CEO of the Company and wish him well in his retirement.

On April 29, 2020, the Board of Directors of the Company appointed Matthew T. Moroun, Chairman of the Company’s Board of Directors, to serve as interim President and Chief Executive Officer of the Company effective May 1, 2020 until a permanent CEO is selected. Mr. Moroun will continue to serve as Chairman of the Board and will not receive any additional compensation for his service as interim CEO.

Matthew T. Moroun, age 46, has served as a director of the Company since 1992 and as Chairman of the Board since 2007. He is currently Chairman of the Compensation and Stock Option Committee and the Executive Committee of the Board of Directors, and the Company’s largest stockholder. During the past five years, Mr. Moroun's business experience has included serving as Chairman and President of CenTra, Inc., a diversified holding company based in Warren, Michigan. During that period, he has also served as Chairman and President of DIBC Holdings, Inc., whose subsidiaries own and operate the Ambassador Bridge in Detroit, Michigan and Windsor, Ontario. Mr. Moroun is also Chairman of Oakland Financial Corporation, an insurance and real estate holding company based in Sterling Heights, Michigan, and its subsidiaries. He is a principal shareholder in other family owned businesses engaged in, among other things, transportation services and real estate acquisition, development and management. Mr. Moroun has served as a director and as Chairman of the Board of Universal Logistics Holdings, Inc. (NASDAQ: ULH) since 2004. Matthew T. Moroun is the father of Matthew J. Moroun, a director of the Company.

Information regarding certain transactions between the Company and certain subsidiaries of CenTra and other companies owned or controlled by Matthew T. Moroun and his father, Manuel J. Moroun, a former director of the Company, is described on pages 33-34 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2020, which description is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 29, 2020, the Annual Meeting of Stockholders of the Company was held, at which meeting eight directors were elected to serve as the Board of Directors until the next Annual Meeting of Stockholders, the compensation of the named executive officers of the Company for 2019 was approved, an amendment to the Company’s Amended and Restated Certificate of Incorporation to add a supermajority voting requirement regarding the removal of directors was approved, and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2019 was ratified by the Company’s stockholders. Daniel H. Cushman did not stand for re-election as a result of his retirement from the Board of Directors on April 29, 2020. Final vote tabulations are indicated below:

(1)	Election of eight director nominees to serve until the date of the next Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Michael D. Bishop	5,076,749	209,887	414,037
Frederick P. Calderone	4,337,517	949,119	414,037
W. Scott Davis	5,016,242	270,394	414,037
Edwin J. Lukas	4,338,567	948,069	414,037
Franklin H. McLarty	5,076,699	209,937	414,037
H. Pete Montaño	5,076,749	209,887	414,037
Matthew J. Moroun	4,321,881	964,755	414,037
Matthew T. Moroun	4,064,840	1,221,796	414,037

(2)	Proposal to approve, on a non-binding advisory vote basis, named executive officer compensation for 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,189,346	10,917	86,373	414,037

(3)

Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to add a supermajority voting requirement regarding the removal of directors consistent with the Company’s Amended and Restated By-Laws:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,140,861	144,997	778	414,037

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

(4)	Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,660,193	34,894	5,586	0

No additional business or other matters came before the meeting or any adjournment thereof.

Item 7.01     Regulation FD Disclosure.

On April 30, 2020, the Company issued a news release announcing the retirement of Daniel H. Cushman as President and CEO of the Company and the appointment of Matthew T. Moroun as interim CEO of the Company effective May 1, 2020. A copy of the news release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant, filed with the Secretary of State of the State of Delaware on April 30, 2020.
99.1	News release issued by the Registrant on April 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: May 1, 2020	By:	/s/ Allen W. West
Allen W. West Vice President of Finance, Chief Financial Officer, Secretary and Treasurer